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                                                                   Exhibit 23.2



                              ACCOUNTANTS' CONSENT



The Board of Directors
Boston Private Bancorp, Inc.:

We consent to the use of our report dated January 17, 1996 incorporated by reference in the Registration Statement on Form S-8.



                                             /s/ KPMG PEAT MARWICK LLP

                                             KPMG Peat Marwick LLP


Boston, Massachusetts
June 20, 1996